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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
				1	3
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (if applicable)
0034		See Block 16C	OS161878
6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(x)	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 13) 02/16/2011
CODE 1377270		FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐   The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐  is extended. ☐ is not extended
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ___________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT
THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by
virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule Net Increase: $535,016.00
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor ☐ is not. ☒ is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Tax ID Number:    33-0903395
DUNS Number:    121785997
A.    The purpose of this modification is to add funding in the amount of $535,016.00 for the purpose of funding a cost growth due to the need to repeat a non-clinical study under Option 2/CLIN 0003 ONLY under Contract Number HHSO100201100013C.
1.    The addition of this cost growth to Option 2/CLIN 0003 under Contract Number HHSO100201100013C results in Contract Line Item Number (CLIN) 0003 being changed as follows:

Total Estimated Cost: From $[...***...] By $535,016.00 To $[...***...].

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Timothy W. Trost, SVP & CFO			ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED
/s/ Timothy W. Trost (Signature of person authorized to sign)		8/3/2016	/s/ Ethan J. Mueller (Signature of Contracting Officer)		8/3/2016

NSN 7540-01-152-8070    STANDARD FORM 30 (REV. 10-83)
Previous edition unusable    Prescribed by GSA
FAR (48 CFR) 53.243

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0034				PAGE OF
					2	3
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

No change to the Total Fixed Fee Amount of $[...***...].
Total Estimated Cost Plus Fixed Fee: From $16,951,226.00 By $535,016.00 To $17,486,242.00.
2. This modification and the addition of this cost growth of $535,016.00 to Option 2/CLIN 0003 also results in an increase in the total amount of the contract from $66,131,773.00 by $535,016.00 to $66,666,789.00 as well as the following:
Total Estimated Cost of the Contract: From $[...***...] By $535,016.00 To $[...***...].
No change to the Total Fixed Fee Amount of $[...***...].
Total Estimated Cost Plus Fixed Fee of the Contract: From $66,131,773.00 By $535,016.00 To $66,666,789.00.
3. This modification hereby results in an increase in the total amount of the contract from $66,131,773.00 by $535,016.00 to $66,666,789.00.
4. Block 15G of the SF 26, the amount of $66,131,773.00 shall be changed to $66,666,789.00. Also in Block 14 of the SF 26, the following CAN Number is added as follows:
Appropriation Year: 2016; Object Class: 25103; CAN# 1992016 $535,016.00
5. The period of performance for Option 2/CLIN 0003 of Contract Number HHSO100201100013C ONLY is hereby changed from 1 September 2014 through 15 September 2016 to 1 September 2014 through 30 June 2017, at no additional cost to the Government.
6. The Statement of Work also remains unchanged. This bilateral modification does not authorize the performance of any other unexercised Option segments under the contract.
B. This is a bilateral modification. The scope and all other terms and conditions of Contract Number HHSO100201100013C hereby remain unchanged.
Delivery Location Code: HHS
HHS
200 Independence Avenue, SW
Washington DC 20201 US
FOB: Destination
Period of Performance: 02/16/2011 to 06/30/2017
Change Item 3 to read as follows (amount shown is the obligated amount):
Development Studies and Activities up to IND                                                                              535,016.00
Continued ...

NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0034				PAGE OF
					3	3
NAME OF OFFEROR OR CONTACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Submission.
Reports and Other Data Deliverables.

Delivery: 11/30/2015
Amount: $16,951,226.00
Accounting Info:
..2014.1992003.25106 Appr. Yr.: 2014 CAN: 1992003 Object Class: 25106
Funded: $0.00
Delivery: 06/30/2017
Amount: $535,016.00
Accounting Info:
2016.1992016.25103 Appr. Yr.: 2016 CAN: 1992016 Object Class: 25103
Funded: $535,016.00

NSN 7540-01-152-8067    OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110